american
community newspapers

PLANO COURIER
Star
SUN GAZETTE
'Doom & Gloom' Here
Loudoun Rezoning Approved
StarSports
CURRENT
Gazette
PATRIOT
RESTORATION

Courtside Acquisition Corp.
to acquire

January 25, 2007

In the community, With the community,
For the community.

Roadshow Presentation

The attached slide show was filed with the Securities and Exchange Commission as part of the Form 8–K filed by Courtside Acquisition Corp.
(“Courtside”) with the Securities and Exchange Commission on January 25, 2007. Courtside is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Courtside’s securities, regarding its proposed acquisition of American
Community Newspapers LLC (“ACN” or the “Company”) and its affiliated subsidiaries, as described in the Form 8–K. The attached slide show, as well as the Form 8–K, will be distributed to attendees of these presentations.

EarlyBirdCapital, Inc. (“EBC”), The managing underwriter of Courtside’s initial public offering (“IPO”) consummated in June 2005, is assisting
Courtside in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Courtside and its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Courtside stockholders to be held to approve the acquisition.

Stockholders of Courtside and other interested persons are advised to read, when available, Courtside’s preliminary Proxy Statement and definitive Proxy Statement in connection with Courtside’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Courtside’s final Prospectus, dated June 30, 2005, for a description of the security holdings of Courtside’s officers and directors and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Courtside Acquisition Corp., 1700
Broadway, 17th Floor, New York, NY 10019. The preliminary Proxy Statement and definitive Proxy Statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Courtside Acquisition Corp.

Safe Harbor

This presentation may contain forward–looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about
Courtside, ACN and their combined business after completion of the proposed acquisition. Forward–looking statements are statements that are not historical facts. Such forward–looking statements, based upon the current beliefs and expectations of Courtside’s and ACN’s management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward–looking statements: business conditions; paper and printing costs; fluctuations in customer demand; shifting of traditional media spending from print to new media; management of rapid growth;
intensity of competition from other newspaper publishers; general or market specific economic conditions; geopolitical events and regulatory changes; changing interpretations of generally accepted accounting principles; outcomes of government reviews; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which ACN is engaged; as well as other relevant risks detailed in Courtside’s filing with the Securities and Exchange Commission, including its reports on
Form 10–QSB and Form 10-K. The information set forth herein should be read in light of such risks.

ACN’s financial information was prepared by ACN as a private company, and derived from financial statements prepared in accordance with
U.S. generally accepted accounting principles. Such financial information does not conform to SEC Regulation S–X.  Accordingly, such historical information will be adjusted and presented differently in Courtside’s proxy statement to solicit stockholder approval of the acquisition.
Furthermore, this presentation includes certain financial information (EBITDA, Adjusted EBITDA and Newspaper Cash Flow) not presented in accordance with generally accepted accounting principles (“GAAP”).  Accordingly, such information may be materially different when presented in Courtside's proxy statement to solicit stockholder approval of the merger.  Courtside believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of ACN to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due.  ACN’s EBITDA and Adjusted EBITDA were derived by taking earnings before interest, taxes, depreciation and amortization and public company costs as adjusted for certain one-time non-recurring items and exclusions.  ACN’s Newspaper Cash Flow was derived by taking earnings before corporate expenses, interest, taxes, depreciation and amortization and public company costs as adjusted for certain one-time non-recurring items and exclusions.  In calculating EBITDA, Adjusted
EBITDA and Newspaper Cash Flow and other financial information contained herein with respect to ACN, acquisitions (and a disposition) have been presented as if the acquisitions (and disposition) were made as of the first day of the earliest fiscal year presented.  Neither Courtside nor
ACN assumes any obligation to update the information contained in this presentation.

Courtside Acquisition Corp.

SUN GAZETTE

Realtors Upbeat Headed Into Springtime Market

COLONY COURIER-LEADER

Star

One Fido too many

Vivid imagination

SUN FOCUS

City, schools team up in subcommittee effort

PLANO COURIER

Star

TODAY

No 'Doom & Gloom' Here

School Board Backs $104 Million Spending Hike

One Loudoun Rezoning Approved

INSIDE

FRISCO ENTERPRISE

Star

Feeling the Burn

PATRIOT

Library space gets breath of hope

The latest trend

RESTORATION

Gazette

StarSports

SUN CURRENT

american community newspapers

ACN is a pure-play community newspaper platform with market-leading positions in strategically clustered attractive markets, offering a tremendous value proposition for advertisers

Courtside Acquisition Corp.

The Transaction

Courtside/ACN business combination

Acquisition agreement signed January 24, 2007

Expected closing Q2 2007

Terms of the transaction:

Cash purchase of substantially all of the assets of ACN

Price of $165 million

Contingent payments

A range of $1 million to $15 million earnout with 2008 newspaper cash flow (“NCF”) ranging from
$19 million to $21 million.

$10 million payable to sellers if Courtside’s stock price is at least $8.50 for a specified period by July 2009

Transaction financing:

Courtside’s cash on hand at closing and approximately $100 million of acquisition financing for which commitments have been received

Four-year employment agreements with key members of management team including options vesting over the employment term

Courtside Acquisition Corp.

Comparative Analysis

Peers trade at EBITDA multiples of approximately twice their long-term growth rates; Courtside’s acquisition EBITDA multiple is

less than 1.0x ACN’s long-term growth rate

(US$ in millions, except per share data)

(EV / EBITDA) /

Historical

Long Term

01/24/07

Mkt. Value

Enterprise

EV / EBITDA

(1)

Long Term Growth Rate

EBITDA

Growth

Company

Stock Price

of Equity

Value

2006E

2007E

2008E

2006E

2007E

2008E

Growth Rate

(2)

Rate

(3)

Lee Enterprises

$33.13

$1,526

$3,070

9.7x

10.3x

10.2x

1.9x

2.1x

2.0x

(0.5%)

5.0%

GateHouse Media

18.56

727

1,247

14.2x

12.4x

12.0x

1.8x

1.6x

1.5x

3.6%

8.0%

Journal Register

7.01

274

1,011

8.5x

8.7x

9.0x

2.4x

2.5x

2.6x

(11.0%)

3.5%

Mean

10.8x

10.5x

10.4x

2.0x

2.0x

2.0x

(2.6%)

5.5%

Median

9.7x

10.3x

10.2x

1.9x

2.1x

2.0x

(0.5%)

5.0%

ACN

$165

12.8x

11.1x

9.8x

0.9x

0.8x

0.7x

20.6%

13.7%

All estimates are presented on a calendar basis.

Public Companies’ Balance Sheet data as of 9/30/06.  Presented on a fully-diluted basis.

Revenue and EBITDA estimates based on IBES consensus. GHS estimates based on Wall Street research.

2004 - 2006 Compound Annual Growth Rate (CAGR).  In calculating public companies’ historical EBITDA, acquisitions have been presented as if the acquisitions were made as of the first day of the earliest fiscal year presented.  Journal Register's 2005 information has not been pro forma for 2006 acquisitions.

(3)  Source: Factset; median IBES consensus estimate as of 1/21/2006.

(4)  Enterprise Value adjusted to reflect equity offering subsequent to balance sheet date.

(5)  Long term growth rate based on 2007-2008 projected EBITDA growth.

(4)

(5)

(1)

(2)

Courtside Acquisition Corp.

Investment Highlights

Strategically clustered, pure-play community newspaper platform with market-leading positions

ACN operates in a growing segment of the newspaper market

Affluent, desirable and high growth demographics in each core market

Revenue and EBITDA growth of 7.1% and 20.6%, respectively (1)

Experienced, dedicated management team and workforce

Cluster strategy provides the opportunity to realize synergies, which has positioned the Company for continued above market growth

Opportunity to grow organically by continuing to leverage off of its strong readership of localized content and increased demand for targeted zip code advertising, which offer significant value to advertisers

Growth opportunities through expansion in current and surrounding markets and new market clusters

Opportunity to further leverage print product into extended audience reach on the Internet

(1)

Based on 2004 – 2006E CAGR

Courtside Acquisition Corp.

Experienced, Industry-Leading Management Team

Joined ACN in August 2001

28 years of publishing experience

Board affiliations:  Board of Suburban
Newspapers of America and former
Board member of Village Voice Media

Gene Carr, Chief Executive Officer

Prior work experience:

CEO, Southern Division, for Brown Publishing
Company

VP of Sales and Marketing for Trinity Holdings

President of Profits Through Marketing

EVP of Arundel Communications

Exec. Sales Director, Cincinnati Suburban Press

Joined ACN in May 2002

20 years of financial/media experience

Board affiliations: Former Board
member of the Texas Community
Newspaper Association

Dan Wilson, Chief Financial Officer

Prior work experience:

EVP and CFO of Novo Networks

Co-founder of Marcus and Partners

VP, Strategic Development of AMFM

SVP, Finance/Corporate Development for Marcus
Cable

Director of Finance/Development, Crown Media

Joined ACN in December 2001

13 years of publishing experience

Group Publisher of

Minneapolis

Newspaper Group

Prior work experience:

Group Advertising and Marketing Director for Brown
Publishing

Publisher of The Morning Journal (Trinity Holdings)

Advertising Manager for the Battle Creek Enquirer
(Gannett)

Dallas

Newspaper Group

Joined ACN in August 2005

12 years of publishing experience

Northern Virginia

Newspaper Group

Prior work experience:

Publisher of Sun Gazette Newspapers

Advertising Director of The Journal Newspaper

Prior work experience:

General Manager of Pennysaver Publications

Held numerous positions including Accounting
Manager, VP of Operations and VP of
Classifieds

Instrumental in growing Pennysaver from
16,000 circ. to 780,000 circ.

Joined ACN in January 2007

31 years of publishing experience

Jeff Coolman, VP of Sales and

Bill Weaver, Group Publisher of

Donna Talla, Group Publisher of

Courtside Acquisition Corp.

Company Overview

American Community Newspapers

Daily newspapers:

Weekly newspapers:

Niche publications:

Circulation:

2006 Revenue:

2006 NCF:

2006 NCF margin:

Dallas

2

14

6

240,000

Minneapolis

1

43

--

435,000

Northern Virginia

--

3

4

200,000

Total

3

60

10

875,000

$53.5mm

$14.4mm

26.9%

2007P Revenue:

2007P NCF:

2007P NCF margin:

$57.8mm

$16.6mm

28.7%

ACN is a leading community
newspaper publisher with operations
in three of the most attractive major
U.S. markets

Courtside Acquisition Corp.

ACN’s Newspapers are Local to the Communities they Serve

ACN focuses on local news that is consistently overlooked by metro newspapers, radio stations and television including:

Local city council and government

School districts, high school sports and youth sports

Special editorial sections relevant to the community

Festivals, events and calendars

Local police, fire and rescue

Local businesses

Each of ACN’s community newspapers mirror the goings-on and happenings for that local audience; ACN has more local news gatherers than its direct competitors in many of its markets

High quality publications that have won awards for the Best Weekly Newspaper in the U.S. as well as over 100 awards for design, editorial and general excellence

U.S. Best Non-Daily Newspaper over 10,000 circulation – First Place, 2006 – Eden Prairie Sun
Current (1)

Best Weekly Website, 2007 – Monticello Times (2)

(1)

Inland Press Foundation

(2)

Minnesota Newspaper Association

Courtside Acquisition Corp.

ACN is an Integral Part of the Communities it Serves

Courtside Acquisition Corp.

ACN’s Publications by Region

Minneapolis

www.mnsun.com

Apple Valley / Rosemount Sun Current

Bloomington Sun Current

Brooklyn Center Sun Post

Brooklyn Park Sun Post

Burnsville / Savage Sun Current

Eagan Sun Current

East Minnetonka Sun Sailor

Eden Prairie Sun Current

Edina Sun Current

Excelsior / Shorewood / Chanhassen Sun Sailor

Blaine / Spring Lake Park Sun Focus

Fridley / Columbia Heights Sun Focus

New Brighton / Mounds View Sun Focus

Roseville / Falcon Heights Sun Focus

New Hope / Golden Valley Sun Sailor

Plymouth East Sun Sailor

Plymouth West Sun Sailor

Richfield Sun Current

Robbinsdale / Crystal Sun Post

Hopkins Sun Sailor

Lakeville Sun Current

South St. Paul / Inver Grove Heights Sun Current

St. Louis Park Sun Sailor

Wayzata / Orono / Long Lake Sun Sailor

West Minnetonka / Deephaven Sun Sailor

West Saint Paul / Mendota Heights Sun Current

Stillwater Evening Gazette

The Valley Life

Champlin / Dayton Sun Press

Delano Eagle Sun Press

North Crow River Sun Press

Osseo / Maple Grove Sun Press

Rockford Area News Sun Press

South Crow River Sun Press

Minneapolis (Cont’d)

Stearns-Morrison Enterprise

Melrose Beacon

Carver County News

Gold Miner

Norwood Young America Times

The Laker

The Pioneer

Waconia Patriot

Monticello Times

Monticello Shopper

Dallas

www.scntx.com

Plano Star Courier

Plano Insider

Allen American

McKinney Courier-Gazette

Frisco Enterprise

Celina Record

Mesquite News

Rowlett Lakeshore Times

Little Elm Journal

Lewisville Leader

Flower Mound Leader

Coppell Gazette

The Colony Leader

Carrollton Leader

Southlake Times

Penny Saver

North Texas Life

Stonebridge Life

All About Frisco

All About Coppell

All About Flower Mound

Lantana

Northern Virginia

Leesburg Today - www.leesburgtoday.com

Loudoun Magazine -
www.loudounmagazine.com

Loudoun Business - www.loudounbusiness.com

Arlington Sun Gazette - www.sungazette.net

Great Falls / McLean / Oakton / Vienna Sun
Gazette

Middleburg Life - www.middleburglife.net

Parent Life - www.nvparentlife.com

Note: Boldface indicates recent acquisitions

Courtside Acquisition Corp.

Industry Overview

Newspapers are the third largest advertising medium in the U.S., estimated to account for 14.9% of
2007 U.S. advertising expenditures

Total U.S. newspaper spending, advertising and circulation, is expected to increase at a compound annual growth rate (“CAGR”) of 1.9% from 2006-08, reaching $70.3 billion

Daily newspapers are expected to grow at a CAGR of 1.6% to $63.3 billion

Weekly newspapers are expected to grow at a CAGR of 4.6% to $7.0 billion

In 2005, large metropolitan newspapers saw greater drops in circulation than those in small and mid-sized markets

The top 50 dailies lost  an average of 4.1% in circulation, exceeding the industry average of
3.2% decline

Given the increase in broadband Internet access, major metropolitan papers, with their focus on national stories, are being challenged by Internet and electronic media

Source: Veronis Suhler Stevenson Communications Industry Forecast, 2006, Wall Street Research

Courtside Acquisition Corp.

Why Community Newspapers are Different

Community newspapers are often seen as less sensitive to a macroeconomic slowdown and are viewed as a mainstay of the community

Community newspapers are well-positioned in their markets relative to major metro/daily newspapers

Community papers retain a virtual monopoly on intensely local content

Consumers value community newspapers’ local content for news and advertising

Local publications can often reach nearly 100% of the households in a distribution area by tailoring multiple publications to the local community, resulting in targeted, cost-effective advertising

Local publications are well positioned to capitalize on their existing markets and are able to grow their audience base by publishing proprietary online content

According to a Belden Associates study of local news web sites released in May 2006, building a strong local online business extends the core audience of a local publication an average of
13% to 15%

Source: Public companies’ filings, Wall Street research reports

Courtside Acquisition Corp.

Highlights of the Power of the Community Newspaper Platform(1)

… and are generally more affluent,
more educated and have better jobs
than metro audiences

Median household income in suburban
markets is 68% higher than the national
average

70% of readers are college educated

80% of readers own their own home

86% of adults are interested in community
news

60% of adults turn to community newspapers
first for local news, events and sports

51% of readers turn to community
newspapers for local shopping ads vs. 28%
for metro newspapers

Study results

Statistical highlights for ACN’s Readers

(1)

Suburban Newspapers of America and SNA/Belden study conducted in 2006

Readers in suburban communities
have strong interests in community
news…

Courtside Acquisition Corp.

ACN is a Best-in-Class Asset

Operates in Affluent, Desirable, High Growth Demographics

Stable Revenue Base

An Industry Leader in Profitability Metrics

Management Team With Successful Track Record of Acquisitions

Solidified a Leading Position in Delivering Proprietary Online Content in
its Markets

Courtside Acquisition Corp.

Comparative Performance Analysis

CY2005

CY2006E

CY2007P

CY2008P

Average

Revenue Growth

(1)

Lee Enterprises

3.0%

1.1%

2.0%

NA

2.0%

Journal Register

(1.0%)

(3.2%)

(2.5%)

(3.1%)

(2.5%)

Gatehouse Media

(2)

2.2%

3.0%

0.2%

3.5%

2.2%

Average

1.4%

0.3%

(0.1%)

0.2%

ACN

6.9%

7.4%

8.0%

6.5%

7.2%

EBITDA Growth

(1)

Lee Enterprises

1.5%

(2.4%)

(5.3%)

0.3%

(1.5%)

Journal Register

(6.4%)

(15.4%)

(2.7%)

(3.2%)

(6.9%)

Gatehouse Media

(2)

(0.6%)

8.1%

13.9%

3.6%

6.2%

Average

(1.8%)

(3.2%)

1.9%

0.2%

ACN

14.4%

27.2%

15.0%

13.7%

17.6%

EBITDA Margin

(1)

Lee Enterprises

28.8%

27.8%

25.8%

NA

27.5%

Journal Register

25.3%

22.1%

22.1%

22.1%

22.9%

Gatehouse Media

(2)

21.2%

22.2%

25.3%

25.3%

23.5%

Average

25.1%

24.0%

24.4%

23.7%

ACN

20.4%

24.2%

25.7%

27.5%

24.4%

Source: Public companies' data from SEC filings. Estimates based on IBES consensus, except where noted.

(1)  In calculating public companies' historical revenue and EBITDA, acquisitions have been presented as if the acquisitions were made as of the first day of the earliest fiscal year presented.  Journal Register's 2005 information has not been pro forma for 2006 acquisitions.

(2) GHS estimates based on Wall Street research.

Comparative Performance

ACN is an industry leader in revenue and EBITDA growth

Courtside Acquisition Corp.

Among the Fastest Growing and Most Affluent Markets in the U.S.

(1) Statistics from Sales & Marketing Management 2005 Survey of Buying Power

(2) Statistics are for ACN’s readers from SNA-Belden 2006 Research Study

Minneapolis Cluster (Minneapolis-St. Paul MSA)

12th highest median household effective buying income
(EBI) nationally

12th largest retail market with $74.2 billion in retail sales

Dallas Cluster (Dallas-Fort Worth MSA)

17th highest median household EBI nationally

7th largest retail market with $106.7 billion in retail sales

Over 30% of Texas retail sales in Dallas-Forth
Worth  area

Northern Virginia Cluster (Washington, DC MSA)

2nd highest median household EBI nationally

8th largest retail market with $89.5 billion in retail sales

Median Household Income (2)

Key Market Statistics (1)

$44,400

$70,000

$81,400

$144,900

Minneapolis

Dallas

Northern

Virginia

U.S. Average

U.S.
average

Courtside Acquisition Corp.

Print

Advertising

92%

Circulation

4%

Internet

2%

Other

2%

ACN Enjoys Stable Revenue Base

Stable advertising revenues given ACN’s long-standing client relationships in ACN’s markets

Over 40,000 individuals and businesses advertise in ACN’s publications

ACN top 20 advertisers contributed 7.3% of 2006E revenues

Circulation not a key driver

2006E Revenue Breakdown

Courtside Acquisition Corp.

ACN has Aggressively Built its Internet Presence

ACN’s Internet portal provides unique, localized content that effectively increases “editions” through online breaking news, while increasing reach beyond printed products

Successful implementation of new online features:

Video news and sports coverage

Video retail advertisements

Blogging initiatives

User-generated content

Exceptional customer acceptance during 2006, as demonstrated by the following growth metrics:

Visits per month increased by approximately 300%

Page views increased by more than 200%

Revenue increased by 210% year-over-year reaching approximately 2% of ACN’s revenue in
2006

Over the last twelve months, ACN has solidified a leading position in delivering local content through online media expansion

Courtside Acquisition Corp.

Contact Us | Special Sections | Advertising | Jobs At Sun | Subscribe | Archives

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community newspapers

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Family Owned and operated since 1857

In The Community, With The Community, For the Community

COMMUNITY NEWS | SPORTS | CLASSIFIEDS | LOCAL SHOPPING | Jobs • Cars • Homes

Wednesday, January 24, 2007

BREAKING NEWS

Lakeville announces semi-finalists in police chief search

First, there were 20, and now there are five - but in the end, only one will be called chief.

The city of Lakeville recently announced the names of five semi-finalists in the search for a new police chief. The finalists are:

Local News Update

Eden Prairie Police investigation leads to identity theft charges

An Eden Prairie Police Department investigation has resulted in multiple charges against a Shakopee woman - a licensed real estate and mortgage broker, accused of using clients' personal information for fraudulent real estate purchases in numerous communities.

Ida Mae James, 35, also has numerous aliases, according to a criminal complaint filed Jan. 22 in Hennepin County District Court. Court documents say she is also known as Aida Mae James, Ida Mae Bywaters, Aida Mae Bywaters, Ida Mae Johnson and Aida Mae Johnson.

- 3 arrested in Brooklyn Park double homicide
- 18-year-old arrested for shooting girlfriend in the face
- Inver Grove Heights Council discusses airport, maintenance ordinance
- Lakeville District 194 School Board hears parent concerns
- District 197 School Board waits to make decision on elections
- Level III sex offender arrested before town meeting in Eagan
- Edina Public Schools lays out legislative agenda
- Science demonstrates differences in male, female brains, says speaker at EP event
- Minnetonka City Council approves softball project
- Orono changes police chief search
- Anoka-Hennepin School District staff projects student decline, decreased revenue for next school year
- Robbinsdale Chamber of Commerce is preparing for a pandemic

NEWS:

Here she is, Miss Minnesota

Miss Minnesota Nicole Swanson performs a piece of music on her viola Jan. 11 for Scott Highlands Middle School band students and student-council members about the importance of music. (Scott Theisen
- SUN NEWSPAPERS)

- Fishing for art
- Brooklyn Center city manager looks ahead
- Toast of the town
- Local soldiers face four
- School construction heats up
- Jacob knows geography: Salem Lutheran School student wins Geography Bee
- Mayer residents will see higher water bills

SPORTS:

Maresh to flex muscles at CP team mat tourney

Sam Maresh's transition to the heavyweight class for the Champlin Park wrestling team has been smooth.

- Breck/Blake swimmers shoot for top again
- High school highlights
- White Hawk hockey girls top Shakopee, Schluter picks up 100th point
- Youth basketball coach continues to serve
- Lakettes finish fourth
- Watertown-Mayer Winter Sports Schedule
- Breck/Blake swimmers shoot for top again
- Benilde-St. Margaret's hoops teams are on winning rolls
- Apple Valley gymnasts

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New Media / Internet Portal

Courtside Acquisition Corp.

Successful Track Record of Acquisitions

Add-on acquisitions leverage ACN’s existing operating platform delivering significant cash flow synergies contributing to reduction in purchase multiples

Dallas

McKinney Courier-Gazette, July 2005

Group of one daily, one weekly and
other niche publications located in
McKinney, Texas

Pre Acquisition Revenue: $2.8mm

Circulation: 43,000

Minneapolis

Northern Virginia

Monticello Times, May 2005

Group of one paid weekly and one
free weekly publications located in
Monticello, Minnesota

Pre Acquisition Revenue: $1.6mm

Circulation: 29,000

Suburban Washington Newspapers /
Sun Gazette, August 2005

Group of two weekly and two
monthly publications located
principally in Fairfax and Loudoun
County Virginia

Pre Acquisition Revenue: $3.2mm

Circulation: 105,000

Amendment One / Leesburg Today,
March 2006

Group of one weekly, one monthly
and one quarterly publications
located  in Loudoun County
Virginia

Pre Acquisition Revenue: $5.6mm

Circulation: 94,000

Courtside Acquisition Corp.

Growth Strategy

Organic Growth

Strategic Add-on Acquisitions

New Cluster Acquisitions

Courtside Acquisition Corp.

Organic
Growth

ACN has a Multi-Faceted Growth Strategy

Continue to capitalize on household growth in ACN’s markets

Continue to capture a larger number of local and major national advertisers through increased calls, training and territory staffing

Continue to strengthen ACN’s position as a leading provider of local print and online content

Continue to develop new products and enhance ACN’s existing products in order to increase the value proposition for both ACN’s advertisers and ACN’s readers

Further the monetization of accelerating growth in traffic to ACN’s websites through the launch of complementary products and potential partnerships with major web players

Courtside Acquisition Corp.

ACN has a Multi-Faceted Growth Strategy (Cont’d)

Strategic
Add-on
Acquisitions

New Cluster
Acquisitions

Large and fragmented marketplace = acquisition opportunities

Expansion opportunities in contiguous markets to further leverage clustered platform

Leverage scale and clustering advantage to increase revenue and EBITDA growth

Ability to add shifts to existing press facilities

Expanded advertising packages and greater zoning options

Resource sharing and administrative cost savings via centralized back office functions

New stand-alone clusters in similarly attractive suburban markets

Non-auction opportunities available given management’s tenure in the industry

Certain acquisitions were non-auction

Access to public currency can facilitate potential transactions

Courtside Acquisition Corp.

Detailed Market Profile

Minneapolis

Monticello

MINNESOTA

WISCONSIN

Plymouth

Champlin—

ANOKA

Rockford

East/West— Sun

Blaine &

Area News

I-94

Dayton

COUNTY

Sailor

Springlake

Monticello Times

St. Michael

Press

Park—Sun Focus

and Shopper

Brooklyn Park—

Brooklyn Center—

WASHINGTON

North Crow River

HENNEPIN

Sun Post

News

Sun Post

COUNTY

COUNTY

Osseo—Maple

Osseo

WRIGHT

Fridley/Columbia

Stillwater Evening

Grove Press

SHERBOURNE

South Crow

Gazette/Valley Life

COUNTY

Heights—Sun Focus

River News

COUNTY

Rockford

New

Delano

New Hope/ Golden

Columbia Heights

Brighton/Mounds

Eagle

Valley— Sun Post

View—Sun Focus

Delano

Wayzata/Orono/Long

Lake—Sun Sailor

East/West

U

Robbinsdale/

Roseville/Falcon Heights—

Minnetonka—

Crystal— Sun

Sun Focus

Robbinsdale

Stillwater

Sun Sailor

Post

Watertown—Carver

The

RAMSEY

Hudson

Minneapolis

County News

Laker

St. Louis

COUNTY

Park—

Edina— Sun

St. Paul

Watertown

Hopkins—

Sun Sailor

CARVER

Current

West St. Paul/

Sun Sailor

COUNTY

Mound

Mendota Heights

The

Richfield—Sun Current

Gold Miner

Pioneer

A

Waconia

Eden Prairie

Waconia

Excelsior/Shorewood/

Patriot

M

Chanhassen—Sun Sailor

Main office

South St. Paul/Inver

Eagan—Sun

DAKOTA

Grove Heights—Sun

Current

COUNTY

Eden

Current

Norwood

Production

Prairie—

Bloomington

Sun Current

Sun Current

Apple Valley/

Rosemount— Sun

Sales/Editorial

Current

Northwood/Young

SCOTT

Burnsville/Savage—

Newspaper operations

America Times

COUNTY

Sun Current

Carver—Carver

County News

A

Minneapolis—St. Paul

International Airport

Lakeville— Sun

U

Major universities

Current

I-35

M

Mall of America

Note: Map does not show two newspaper operations in Albany and Melrose, MN, which are located northwest of St. Cloud, MN

Courtside Acquisition Corp.

Detailed Market Profile (Cont’d)

Dallas

Main office

The Celina Record

Production

Celina

DENTON

Sales/Editorial

COUNTY

Little Elm Journal

A

Dallas Fort Worth

McKinney Courier-Gazette

U

COLLIN

International Airport

COUNTY

Little Elm

The Frisco Enterprise

McKinney

U

Major Universities

Penny Saver

Frisco

The Colony Leader

The Allen American

Lewisville Leader

Flower Mound Leader

Allen

Plano

Lewisville

The Colony

Flower Mound

Plano Insider

Plano Star Courier

U

Southlake Times

Carrollton

Southlake

A

U

Rowlett Lake Shore Times

ROCKWALL

Coppell Gazette

Carrollton Leader

COUNTY

Rowlett

The Mesquite News

U

Dallas

Mesquite

DALLAS
COUNTY

Courtside Acquisition Corp.

Detailed Market Profile (Cont’d)

Northern Virginia

Leesburg Today

Loudoun Magazine

Leesburg

LOUDOUN

Great Falls / McLean / Oakton

COUNTY

Ashburn

/ Vienna Sun Gazette

Dulles

Great Falls

Middleburg

Herndon

Loudoun Business

Tysons

Reston

Washington,

South Riding

Corner

Vienna

DC

Oakton

McLean

Middleburg Life

Chantilly

Fairfax

Falls

Arlington Sun Gazette

Church

Arlington

Centreville

FAIRFAX

Manassas

Burke

Alexandria

COUNTY

Clifton

Springfield

Parent Life

Manassas
Park

PRINCE
WILLIAM
COUNTY

Main office

Sales/Editorial

CAGR 7.2%
($ in millions)

CAGR 18.7%
($ in millions)

CAGR 17.7%
($ in millions)

american community newspapers

Financial Overview

($ in thousands)

2003

2004

2005

2006E

(1)

2007E

CAGR (03-07E)

Revenue

$43,703

$46,606

$49,805

$53,506

$57,792

7.2%

          % Growth

6.6%

6.9%

7.4%

8.0%

Newspaper Cash Flow

$8,940

$9,919

$11,258

$14,405

$16,590

16.7%

          Margin

20.5%

21.3%

22.6%

26.9%

28.7%

          % Growth

11.0%

13.5%

28.0%

15.2%

Adjusted EBITDA

$7,735

$8,886

$10,162

$12,923

$14,865

17.7%

          Margin

17.7%

19.1%

20.4%

24.2%

25.7%

          % Growth

14.9%

14.4%

27.2%

15.0%

Courtside Acquisition Corp.

NCF

Revenue Growth

EBITDA Growth

(1) 2006 has one less week than 2005.  When the effect of this week is removed, revenue grew 8.4%

Summary

Pure-play community newspaper platform, with strategically clustered market-leading positions in attractive markets, offering a tremendous value proposition for advertisers

Strong financial profile generating significant revenue and EBITDA growth

Experienced, dedicated management team and workforce with a strong track record of acquiring and integrating new assets as well as growing organically

ACN has solidified a leadership position in its markets delivering proprietary online content

Significant opportunities for future growth both organically and via acquisitions

Courtside Acquisition Corp.

Courtside Acquisition Corp.